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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 12, 2003

                              TERRA INDUSTRIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         Maryland                        1-8520                   52-1145429
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

                                  Terra Centre
                        600 Fourth Street, P.O. Box 6000
                           Sioux City, Iowa 51102-6000
                                 (712) 277-1340

          (Address of Principal Executive Offices, including Zip Code)
              (Registrant's Telephone Number, Including Area Code)

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Item 5.  Other Events.

     On March 12, 2003, Terra Industries Inc. issued the press releases contained in Exhibits 99.1 and 99.2, which are incorporated by reference herein.

     On March 13, 2003, Terra Industries Inc. issued the press release contained in Exhibit 99.3 hereto, which is incorporated by reference herein.

Item 7.  Exhibits

99.1     March 12, 2003 Press Release
99.2     March 12, 2003 Press Release
99.3     March 13, 2003 Press Release


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             TERRA INDUSTRIES INC.


                                             /s/ Mark A. Kalafut
                                             ---------------------------------
                                             Mark A. Kalafut

                                             Vice President, General Counsel and
                                             Corporate Secretary

Date: March 14, 2003